FIRST AMERICAN STRATEGY FUNDS, INC.

                             Aggressive Growth Fund
                                   Growth Fund
                             Growth and Income Fund
                                   Income Fund

                                 Class A Shares

               Supplement dated August 30, 2001 to the Prospectus dated December 30, as Supplemented July 1, 2001

THIS INFORMATION SUPPLEMENTS THE PROSPECTUS DATED DECEMBER 30, 2000, AS SUPPLEMENTED JULY 1, 2001. THIS SUPPLEMENT, AND THE DECEMBER 30, 2000 PROSPECTUS, AS SUPPLEMENTED JULY 1, 2001, CONSTITUTE A CURRENT PROSPECTUS. TO REQUEST A COPY OF THE PROSPECTUS, PLEASE CALL 1-800-637- 2548.

                               ----------------

Effective August 30, 2001, the advisor to the funds will be permitted to allocate and reallocate a portion of each fund's assets in the First American High Yield Bond Fund, a mutual fund which is also advised by the funds' investment advisor. The following information and disclosure either replaces or supplements current information and disclosures found in the funds' current supplemented prospectus.

--------------------------------------------------------------------------------
OBJECTIVES AND MAIN INVESTMENT STRATEGIES -- MAIN INVESTMENT STRATEGIES

(The text and illustration below replaces the text and illustration on page 2 of the current supplemented prospectus)

The underlying funds in which the Strategy Funds invest include the 11 equity funds and three fixed income funds named in the table below and Prime Obligations Fund, a money market fund. The funds' advisor allocates and reallocates each fund's assets among the underlying funds within ranges designed to reflect the funds' differing balances between the investment objectives of current income and growth of capital. The following table illustrates these ranges, expressed as percentages of the funds' net assets, and reflects the revised allocation ranges following the addition of the High Yield Bond Fund, a fixed income fund.

                                      AGGRESSIVE                           GROWTH AND
                                        GROWTH             GROWTH            INCOME             INCOME
                                         FUND               FUND              FUND               FUND
                                  ------------------   ---------------   ---------------   -----------------
                                      MIN        MAX       MIN     MAX       MIN     MAX       MIN       MAX
                                  -------   --------   -------   -----   -------   -----   -------   -------
EQUITY FUNDS AS A WHOLE              60%       100%       50%    90%        35%    75%        15%       45%
Equity Income Fund                    0%        15%        0%    25%         0%    35%         0%       45%
Equity Index Fund                     0%        80%        0%    75%         0%    60%         0%       35%
Large Cap Growth Fund                 5%        50%        5%    45%         5%    40%         0%       25%
Large Cap Value Fund                  5%        50%        5%    45%         5%    40%         0%       25%
Mid Cap Growth Fund                   0%        40%        0%    30%         0%    20%         0%       10%
Mid Cap Value Fund                    0%        40%        0%    30%         0%    20%         0%       10%
Small Cap Growth Fund                 0%        40%        0%    30%         0%    20%         0%       10%
Small Cap Value Fund                  0%        40%        0%    30%         0%    20%         0%       10%
Real Estate Securities Fund           0%        15%        0%    15%         0%    15%         0%       15%
International Fund                    0%        35%        0%    30%         0%    25%         0%       15%
Emerging Markets Fund                 0%        15%        0%    15%         0%    10%         0%        5%

FIXED INCOME FUNDS AS A WHOLE         0%        40%       10%    50%        25%    65%        55%       85%
Fixed Income Fund                     0%        40%        0%    50%        10%    65%        25%       85%
Strategic Income Fund                 0%        15%       10%    20%         0%    20%         0%       25%
High Yield Bond Fund                  0%        20%        0%    20%         0%    20%         0%       25%
Prime Obligations Fund                0%        35%        0%    35%         0%    35%         0%       35%
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MAIN RISKS

(Additional language for page 3 of current supplemented prospectus)

RISKS ASSOCIATED WITH THE UNDERLYING FUNDS

* The funds are subject to the risks of the underlying funds in which they invest. The High Yield Fund invests primarily in non-investment grade debt obligations, which are commonly called "high-yield" securities or "junk bonds." High yield securities generally have more volatile prices and carry more risk to principal than investment grade securities.

UNDERLYING FUND EXPENSE RATIOS

(Additional language for page 7 of the current supplemented prospectus)

High Yield Bond Fund was not offered until August 30, 2001. The expense ratio for the fund is therefore not available.

THE UNDERLYING FUNDS

(Additional language for page 23 of current supplemented prospectus)

The objective, main investment strategy and main risks of the High Yield Bond Fund are summarized below. There is no assurance that High Yield Bond Fund's or any of the underlying funds' investment objectives will be achieved. The investment objectives of the underlying funds, except for Prime Obligations Fund, may be changed without shareholder approval.

Additional information about the High Yield Bond Fund and other underlying funds is contained in their prospectuses and statements of additional information. You can obtain copies of these documents by calling 1-800-637-2548.

--------------------------------------------------------------------------------
OBJECTIVE

High Yield Bond Fund's objective is to provide investors with a high level of current income.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, High Yield Bond Fund will invest primarily (at least 80% of its total assets) in securities rated lower than investment grade at the time of purchase or in unrated securities of comparable quality (securities commonly referred to as junk bonds). These securities generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High yield bond issues include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads.

Fund managers employ a bottom up approach to investing. They devote more resources to evaluating individual securities rather than assessing macro-economic trends. Securities are selected using fundamental credit research to identify relative value in the market. Positions are sold in anticipation of credit deterioration or when a security is priced expensively relative to other comparable investments.

There is no minimum rating requirement and no limitation on the average maturity or average effective duration of securities held by the fund.

The fund may invest up to 25% of its total assets in foreign debt securities payable in U.S. dollars.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

--------------------------------------------------------------------------------
MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

RISKS OF HIGH YIELD SECURITIES. The fund will invest primarily in securities rated lower than investment grade or in unrated securities of comparable quality. These securities are commonly called "high yield" securities or "junk bonds." High yield securities carry more risk to principal than investment grade securities. These bonds are almost always uncollateralized and subordinate to other debt that an issuer may have outstanding. In addition, both individual high yield securities and the entire high yield bond market can experience sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, or, a high profile default.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract (such as a securities lending agreement) may default on its obligations. If an issuer defaults, the fund will lose money. Companies issuing high-yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments. These companies are more vulnerable to financial setbacks and recession than more creditworthy companies, which may impair their ability to make interest payments. Therefore, the credit risk for the fund's portfolio increases when the U.S. economy slows or enters a recession.

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. One measure of interest rate risk is effective duration, explained above in "Fixed Income Fund -- Main Risks, Interest Rate Risk." Income Risk. The fund's income could decline due to falling market interest rates.

CALL RISK. During periods of falling interest rates, a bond issuer may "call" -- or repay -- its high yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

LIQUIDITY AND PRICING RISK. High yield bonds generally have more limited trading opportunities than higher credit quality securities. This makes it more difficult to buy and/or sell a security at a favorable price or time. Consequently, the fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility. Because of their limited trading, market prices may be unavailable for these securities, in which case their fair value prices will be determined in good faith using methods approved by the fund's board of directors. See "Policies & Services -- Buying Shares, Calculating Your Share Price."

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.


SEC file number: 811-05309